EXHIBIT 99.1

Metrologic’s Q3 2004 Conference Call 27 October 2004

Benny Noens

CEO and President

Forward-Looking Statements

Some of the statements that the Company will make during this conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While the Company believes that its expectations in making these statements are reasonable, actual results could vary materially from expectations as a result of a number of factors, including, but not limited to, the acceptance of new products by its customers; foreign currency exchange rate fluctuations between the U.S. dollar and other major currencies including the euro; and difficulties or delays in the development, production, testing and marketing of its products. For a more detailed list and description of some of these risks and uncertainties, please see the reports filed by Metrologic with the Securities and Exchange Commission. Metrologic disclaims any intention or obligation to update or revise any forward-looking statements.

Corporate Culture

Technology driven

Lean manufacturing

P&L responsibilities at departments

Aggressive sales and marketing

Honesty and integrity

Corporate Strengths

Talented and experienced engineers

State-of-the-art production facilities

Financial strength

Globally local

Committed and enthusiastic employees

Metrologic is Well-Positioned to Grow

Add resources

Geographic expansion

New market opportunities

Better execution at local levels

Q304 Overview

3 Mos 9 Mos

Revenues $ 44.2 +36% $ 124.8 +30%

Net Income $ 4.7 +76% $ 14.0 +62%

FD EPS $ 0.20 +43% $ 0.61 +30%

Best 3rd quarter in company history

Revenues + 8% sequentially

Record profits for first nine months of year

Mark Schmidt

SVP – Worldwide Marketing

Sales History by Quarter

Sales US$ (in millions)

$45 $36 $27 $18 $9 $0 $44.2 $41.7 $41.0 $39.7

$31.6 $31.9 $31.9 $32.6 $29.2 $27.7 $27.3

Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304

Q3 2004 Sales by Segment

Industrial Scanning

POS/OEM

9%

78%

13%

AOS

Q3 2004 Sales by Geography

Asia/ROW

So. America

12%

6%

AOA (AOS & IS)

21%

39%

EMEA

22%

No. America POS/OEM

Kevin Bratton

CFO

Income Statement

Q304 Q303 Change YTD 04 YTD 03*

Sales 44,156 32,587 + 36% 124,856 96,309

Gross profit $ 20,068 13,784 + 46% 57,960 39,957

Gross profit % 45.4% 42.3% 310bp 46.4% 41.5%

Operating profit 7,247 4,551 + 59% 22,819 11,949

Net income 4,682 2,656 + 76% 13,971 8,645

EPS (diluted) .20 .14 + 43% .61 ..47

*Includes one time or non-recurring items aggregating income of $1,913 or $0.10 per share.

Gross Profit $ and %

GP $ GP %

$36.5 39.7% $40.2 35.4% $41.4 35.8% $58.4 42.3% $20.1 45.4% $13.8 42.3%

2000 *2001 2002 2003 Q304 Q303

$60 $40 $20 $0

*Excludes special charges and other costs of $10.0M

Gross Profit $ and % $60 $40 $20 $0

GP $ GP %

41.7% $40.2 $41.4 39.7% $36.5 35.4% 35.8% $33.4 $58.4 $58.0

46.4%

42.3% 41.5% $40.0

1999 2000 *2001 2002 2003 04 YTD 03 YTD

*Excludes special charges and other costs of $10.0M

Operating Income

US $ (in millions) $10 $8 $6 $4 $2 $0 $8.6 $8.2 $7.0 $7.2

$4.6 $3.6 $3.8 $3.1

$1.6 $0.7 $0.9

Q102 *Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3. ** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

Net Income

US$ (in millions)

$6 $5 $4 $3 $2 $1 $0 $5.2 $5.1 $4.7 $4.2

$2.7 $2.2 $1.9 $1.7

$0.3 $0.3 $0.0

Q102 *Q202 Q302 Q402 **Q103 Q203 Q303 Q403 Q104 Q204 Q304

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3. ** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

Balance Sheet

Sept 30, 2004 Dec 31, 2003

Cash 44,858 48,817

Other current assets 60,130 49,791

Total current assets 104,988 98,608

Net PPE 18,315 16,940

Other assets 43,243 24,352

Total assets 166,546 139,900

Short term debt 6,743 5,207

Other current liabilities 26,485 19,289

Total current liabilities 33,228 24,496

Long term debt 2127 320

Other liabilities 7,138 7,476

Stockholders’ equity 124,053 107,608

Total liabilities and

stockholders’ equity 166,546 139,900

Benny Noens

CEO and President

Guidance

2000 *2001 *2002 *2003 **2004

Sales 91,884 112,011 115,806 138,011 171,500

Gross profit $ 36,490 38,524 41,421 58,357 79,000

Gross profit % 39.7% 34.4% 35.8% 42.3% 46.1%

Operating profit 5,041 1,084 6,351 20,144 31,500

Net income (loss) 2,737 (1,552) 2,208 11,968 19,300

EPS .16 (.10) .14 .62 ..84

Excludes one time gains or charges. Including these one time items EPS for 2001 was (.47), for 2002 was .10 and $0.72 for 2003.

**2004 is projected based on company’s published mid-range of guidance

Our Strategy is Working

Sales US$ (in millions)

$180 $160 $140 $120 $100 $80 $60 $40 $20 $0

16.9% CAGR

$66 $53 $47 $42 $36 $80 $172

$138 $112 $116 $92

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 *2004

*Projections based on mid-range of company’s published guidance